ASSIGNMENT OF WARRANTIES

                                     (7.2.3)

      Angeles Partners XIV, a California limited partnership (the "Assignor") for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby transfers, assigns and conveys unto MID-STATES DEVELOPMENT COMPANY, an Ohio general partnership, (the "Assignee") all of its right, title and interest in and to any warranty or guaranty give by any person, partnership, corporation or other entity in connection with, or related to, work or labor performed, materials supplied, or property of any type delivered to or in connection with that certain commercial property being sold by Assignor to Assignee as of the date hereof and which is located in Montgomery Country, Ohio as more particularly described on Exhibit A attached hereto and incorporated by reference herein to the full extent that any such warranty or guaranty is assignable or transferable by Assignor.

      IN WITNESS WHEREOF, the Assignor has executed the within Assignment this 22nd day of August, 1995.



                                          ANGELES PARTNERS XIV,  a California
                                                limited partnership

                                          By:   Angeles Realty Corporation II,
                                                general partner of Angeles
                                                Partners XIV

                                          By:   /s/Robert D. Long
                                          Its:  CAO/ Controller